o FIST2 *P

                          SUPPLEMENT DATED MAY 7, 1999
                              TO THE PROSPECTUS OF
                       FRANKLIN INVESTORS SECURITIES TRUST
                          (FIST2 - FRANKLIN ADJUSTABLE
                        U.S. GOVERNMENT SECURITIES FUND,
                    FRANKLIN ADJUSTABLE RATE SECURITIES FUND
                             AND FRANKLIN BOND FUND)
                               DATED MARCH 1, 1999

On May 6, 1999, Franklin Adjustable U.S. Government Securities Fund acquired the assets of Franklin Adjustable Rate Securities Fund. In exchange, Franklin Adjustable Rate Securities Fund received shares of Franklin Adjustable U.S.
Government Securities Fund which it distributed to its shareholders. All references to the Franklin Adjustable Rate Securities Fund in the prospectus are deleted.

Please keep this supplement for future reference.